Exhibit 10.51
ASPEN INSURANCE HOLDINGS LIMITED
2003 SHARE INCENTIVE PLAN
AMENDMENT NO. 2 TO THE
2007 PERFORMANCE SHARE AWARD AGREEMENT
THIS AMENDMENT NO. 2 (the “Amendment”) to the 2007 Performance Share Award Agreement (the “Agreement”), is made effective as of the 27th day of October, 2009, between Aspen Insurance Holdings Limited, a Bermuda corporation (the “Company”), and _______ (the “Participant”).
RECITALS:
WHEREAS, the Company has adopted the Aspen Insurance Holdings Limited 2003 Share Incentive Plan, as amended from time to time (the “Plan”), which Plan is incorporated herein by reference and made a part of this Amendment. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan or the Agreement; and
WHEREAS, the Committee has determined to amend the Agreement to provide for vesting of Eligible Shares upon certain terminations of Employment.
NOW THEREFORE, the Agreement is amended as follows:
The following new Section 2(n) shall be inserted immediately following Section 2(m):
“(n) Notwithstanding anything to the contrary contained herein, in the event that the Participant’s Employment with the Company is terminated (i) due to the Participant’s death or (ii) by the Company due to the Participant’s Disability, all Eligible Shares shall vest in full on the date of such termination of Employment. For the avoidance of doubt, any Performance Shares that have not become Eligible Shares on or before the date of such termination of Employment shall be forfeited on such date without consideration. For purposes of this Agreement, “Disability” shall mean the inability of a Participant to perform in all material respects his or her duties and responsibilities to the Company, or any Affiliate of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Committee may determine in good faith. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his or her representative) shall furnish the Committee with medical evidence documenting the Participant’s disability or infirmity, which is reasonably satisfactory to the Committee.”
Except as expressly amended herein, the provisions of the Agreement shall remain in full force and effect.
This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment.

ASPEN INSURANCE HOLDINGS LIMITED
By:

AGREED AND ACKNOWLEDGED AS OF THE DATE FIRST ABOVE WRITTEN:
Participant

ASPEN INSURANCE HOLDINGS LIMITED
2003 SHARE INCENTIVE PLAN
AMENDMENT TO THE
2008 PERFORMANCE SHARE AWARD AGREEMENT
THIS AMENDMENT (the “Amendment”) to the 2008 Performance Share Award Agreement (the “Agreement”), is made effective as of the 27th day of October, 2009, between Aspen Insurance Holdings Limited, a Bermuda corporation (the “Company”), and __________ (the “Participant”).
RECITALS:
WHEREAS, the Company has adopted the Aspen Insurance Holdings Limited 2003 Share Incentive Plan, as amended from time to time (the “Plan”), which Plan is incorporated herein by reference and made a part of this Amendment. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan or the Agreement; and
WHEREAS, the Committee has determined to amend the Agreement to provide for vesting of Eligible Shares upon certain terminations of Employment.
NOW THEREFORE, the Agreement is amended as follows:
The following new Section 2(l) shall be inserted immediately following Section 2(k):
“(l) Notwithstanding anything to the contrary contained herein, in the event that the Participant’s Employment with the Company is terminated (i) due to the Participant’s death or (ii) by the Company due to the Participant’s Disability, all Eligible Shares shall vest in full on the date of such termination of Employment. For the avoidance of doubt, any Performance Shares that have not become Eligible Shares on or before the date of such termination of Employment shall be forfeited on such date without consideration. For purposes of this Agreement, “Disability” shall mean the inability of a Participant to perform in all material respects his or her duties and responsibilities to the Company, or any Affiliate of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Committee may determine in good faith. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his or her representative) shall furnish the Committee with medical evidence documenting the Participant’s disability or infirmity, which is reasonably satisfactory to the Committee.”
Except as expressly amended herein, the provisions of the Agreement shall remain in full force and effect.
This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment.

ASPEN INSURANCE HOLDINGS LIMITED
By:

AGREED AND ACKNOWLEDGED AS OF THE DATE FIRST ABOVE WRITTEN:
Participant

ASPEN INSURANCE HOLDINGS LIMITED
2003 SHARE INCENTIVE PLAN
AMENDMENT TO THE
2009 PERFORMANCE SHARE AWARD AGREEMENT
THIS AMENDMENT (the “Amendment”) to the 2009 Performance Share Award Agreement (the “Agreement”), is made effective as of the 27th day of October, 2009, between Aspen Insurance Holdings Limited, a Bermuda corporation (the “Company”), and _____ (the “Participant”).
RECITALS:
WHEREAS, the Company has adopted the Aspen Insurance Holdings Limited 2003 Share Incentive Plan, as amended from time to time (the “Plan”), which Plan is incorporated herein by reference and made a part of this Amendment. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan or the Agreement; and
WHEREAS, the Committee has determined to amend the Agreement to provide for vesting of Eligible Shares upon certain terminations of Employment.
NOW THEREFORE, the Agreement is amended as follows:
The following new Section 2(l) shall be inserted immediately following Section 2(k):
“(l) Notwithstanding anything to the contrary contained herein, in the event that the Participant’s Employment with the Company is terminated (i) due to the Participant’s death or (ii) by the Company due to the Participant’s Disability, all Eligible Shares shall vest in full on the date of such termination of Employment. For the avoidance of doubt, any Performance Shares that have not become Eligible Shares on or before the date of such termination of Employment shall be forfeited on such date without consideration. For purposes of this Agreement, “Disability” shall mean the inability of a Participant to perform in all material respects his or her duties and responsibilities to the Company, or any Affiliate of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Committee may determine in good faith. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his or her representative) shall furnish the Committee with medical evidence documenting the Participant’s disability or infirmity, which is reasonably satisfactory to the Committee.”
Except as expressly amended herein, the provisions of the Agreement shall remain in full force and effect.
This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment.

ASPEN INSURANCE HOLDINGS LIMITED
By:

AGREED AND ACKNOWLEDGED AS OF THE DATE FIRST ABOVE WRITTEN:
Participant